                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K / A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2002



                            Neose Technologies, Inc.

                 (Exact name of issuer as specified in charter)



            DELAWARE                   0-27718                     13-3549286
(State or Other Jurisdiction         (Commission                (I.R.S. Employer
       of Incorporation or              file                     Identification
          Organization)                number)                      Number)


                                102 Witmer Road,
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)


                                 (215) 315-9000

              (Registrant's telephone number, including area code)

Explanatory Note: This Current Report on Form 8-K/A amends the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2002 to revise Exhibit 16.

Item 4 - Changes in Registrant's Certifying Accountant.

On April 29, 2002, the Board of Directors of Neose Technologies, Inc. (the "Company"), upon recommendation of the Audit Committee, informed the Company's independent public accountants, Arthur Andersen LLP ("Arthur Andersen"), that they would be dismissed as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of KPMG was effective immediately.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's amended letter, dated May 14, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     Exhibit No.                Description
     -----------                -----------

     16 Amended Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 14, 2002.

                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            NEOSE TECHNOLOGIES, INC.

Date: May 14, 2002                     By: /s/ C. Boyd Clarke
                                           -----------------------
                                           C. Boyd Clarke
                                           President and Chief Executive Officer

                                Index to Exhibits

     Exhibit No.                Description
     -----------                -----------

     16 Amended Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 14, 2002.